UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2004

DWANGO NORTH AMERICA CORP.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-50533	84-1407365
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

200 W MERCER ST., SUITE 501	98119
SEATTLE, WASHINGTON	(Zip Code)
(Address of Principal Executive Offices)

(206) 286-1440
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 29, 2004, Dwango North America Corp. (the “Company”) entered into a license agreement with Napster, LLC. (“Napster”) whereby the Company will license certain Napster properties and incorporate those properties into mobile entertainment services to provide the delivery, support, community and infrastructure services featuring the Napster brand. The Company is to pay a brand licensing fee of $360,000 over the life of the contract. Additionally, the Company agreed to pay up to $200,000 to sponsor certain events promoting the Napster brand subject to certain conditions. The effective date of the contract is November 23, 2004. The agreement duration is one year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2004

DWANGO NORTH AMERICA CORP.

By:	/s/ Rick J. Hennessey
Rick J. Hennessey
Chief Executive Officer

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